Chartered-in Vessels	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Chartered-in Vessels	Chartered-in Vessels

	December 31, 2025 $	December 31, 2024 $
Total obligations related to finance leases	1,802,526	1,727,553
Less current portion	(228,985)	(129,418)
Long-term obligations related to finance leases	1,573,541	1,598,135

As at December 31, 2025, the Company was a party to finance leases on 10 LNG carriers and 10 NGL carriers (December 31, 2024 - nine LNG carriers and 10 NGL carriers). These 10 LNG carriers and 10 NGL carriers were sold by the Company to third parties (or Lessors) and leased back under 5.5 to 15-year bareboat charter contracts ending in 2026 through to 2035. At inception of these leases, the weighted-average interest rate implicit in these leases was 6.0% as at December 31, 2025 and 2024. The bareboat charter contracts are presented as obligations related to finance leases on the Company's consolidated balance sheets.
As at December 31, 2025, the Company consolidated four of the 20 Lessors for financial reporting purposes as VIEs (December 31, 2024 – four of the 19 Lessors). The Company understands that these vessels and lease operations are the only assets and operations of the Lessors. The Company operates the vessels during the lease term and, as a result, is considered to be, under GAAP, the Lessor's primary beneficiary. As at December 31, 2025, the sale and leaseback of 16 vessels (December 31, 2024 – 15 vessels) were accounted for as failed sales. The Company is not considered to hold a variable interest in these buyer Lessor entities and thus, does not consolidate these entities.
As at December 31, 2025 and 2024, the liabilities of the four Lessors considered as VIEs were loans and were non-recourse to the Company. The amounts funded to the four Lessors in order to purchase the vessels materially match the funding to be paid by the Company's subsidiaries under the sale-leaseback transactions. As a result, the amounts due by the Company's subsidiaries to the four Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.
As at December 31, 2025, the obligations of the Company's applicable subsidiaries under the bareboat charter contracts for the 10 LNG carriers and 10 NGL carriers (December 31, 2024 - nine LNG carriers and 10 NGL carriers) were guaranteed by the Company. The guarantee agreements require the Company to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage, for certain of its finance leases. As at December 31, 2025, the Company was in compliance with all covenants in respect of the bareboat charters it guarantees.
As at December 31, 2025, the remaining commitments related to the financial liabilities of these 10 LNG carriers and 10 NGL carriers, including the amounts to be paid to repurchase the vessels pursuant to the applicable finance leases, approximated $2.2 billion, including imputed interest of $421.3 million repayable through 2035, as indicated below:

Year	Commitments as at December 31, 2025
2026	$328,539
2027	$396,275
2028	$366,637
2029	$210,732
2030	$295,617
Thereafter	$626,013
During the year ended December 31, 2025, the Company entered into a new financing arrangement for the Marvel Swan LNG carrier whereby it sold the vessel to a Lessor in January 2025 for $213.0 million and chartered the vessel back for a period of 13 years under a bareboat charter contract. The quarterly charter-hire payments to be made by the Company consist of a fixed amount plus variable amounts based on the Secured Overnight Finance Rate (or SOFR) plus a margin. The Company has an option to repurchase the vessel in July 2032 for $145.7 million.
During August 2025 and October 2025, the Company entered into new financing arrangements for the Seapeak Shearwater, the Seapeak Osprey, the Seapeak Kinabalu, the Seapeak Atlas, and the Seapeak Kittiwake LNG carrier newbuildings, which are scheduled for deliveries throughout 2027 (see Note 14a). Under these new financing arrangements, the vessels will be sold to a Lessor upon their deliveries for approximately $235.0 million per vessel, subject to conditions of closing. Each of the vessels will be chartered back for a minimum period of 10 years under a bareboat charter contract. The quarterly charter-hire payments to be made by the Company consist of a fixed amount plus variable amounts based on SOFR plus a margin. The Company has an option to repurchase the vessels at the end of the lease terms for $129.3 million per vessel.
In February 2026, the Company acquired the Seapeak Creole LNG carrier from its Lessor for $100.0 million, resulting in the termination of the related finance lease (see Note 19d).
During the year ended December 31, 2024, the Company exercised repurchase options to acquire from Lessors eight of its NGL carriers, the Ineos Marlin, the Ineos Inspiration, the Ineos Independence, the Ineos Intuition, the Ineos Invention, the Ineos Insight, the Ineos Ingenuity and the Ineos Intrepid, and one of its LNG carriers, the Seapeak Oak, for a total cost of $422.2 million.
As a result of these vessel repurchases in 2024, the Company recognized gains totaling $6.3 million on the extinguishment of the original financing arrangements relating to the vessels. These gains are included in other (expense) income for the year ended December 31, 2024 in the Company's consolidated statement of income (loss). Immediately following the repurchases, the Company entered into new financing arrangements whereby it sold the vessels to Lessors for a total of $629.7 million and chartered the vessels back for 5.5 to 8-year periods under bareboat charter contracts. The quarterly charter hire payments to be made by the Company consist of a fixed amount plus variable amounts based on SOFR plus a margin. The Company has options to repurchase the vessels at the end of the lease terms for a total cost of $283.5 million.
During the year ended December 31, 2023, the Company exercised repurchase options to acquire two of its NGL carriers, the Ineos Innovation and the Ineos Dolphin, and one of its LNG carriers, the Myrina, for a total cost of $218.3 million. As a result of these repurchases in 2023, the Company recognized gains totaling $5.1 million on the extinguishment of the original financing arrangements relating to the vessels. These gains are included in other (expense) income for the year ended December 31, 2023 in the Company's consolidated statement of income (loss). Immediately following the repurchases, the Company entered into new financing arrangements whereby it sold the vessels to Lessors for a total of $327.0 million and chartered the vessels back for 8 to 12-year periods under bareboat charter contracts. The quarterly charter hire payments to be made by the Company consist of a fixed amount plus variable amounts based on SOFR plus a margin. The Company has options to repurchase the vessels at the end of the lease terms for a total cost of $107.8 million.
Certain bareboat charter agreements require that the Company maintain ratios of vessel values to the relevant outstanding underlying loan balances. As at December 31, 2025, the Company had five bareboat charter agreements, under which the aggregate outstanding loan balance was $139.9 million, that each requires the Company to maintain minimum vessel-value-to-outstanding-loan obligation balance ratios of 110%, if the vessels are employed under approved charters at such time, or 140%, if the vessels are not employed under approved charters at such time. As at December 31, 2025, the vessel-value-to-outstanding-loan obligation balance ratios were 171%, 168%, 163%, 164% and 139% under approved charters. The vessel values used in calculating these ratios are the appraised values provided by third parties.